UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-21680

DCA TOTAL RETURN FUND

(Exact name of registrant as specified in charter)

518 17th Street, Suite 1200, Denver, Colorado 80202

(Address of principal executive offices) (Zip code)

Jeffrey W. Taylor, President

DCA Total Return Fund

518 17th Street, Suite 1200

Denver, Colorado 80202

(Name of address of agent for service)

Registrant’s telephone number, including area code: (303) 228-2200

Date of fiscal year end: December 31, 2009

Date of reporting period: September 30, 2009

Item 1 – Schedule of Investments

Statements of Investments

September 30, 2009 (Unaudited)

DCA Total Return Fund (1)

	Shares	Market Value
COMMON STOCK 58.76%
Aerospace & Defense 0.81%
Honeywell International Inc.	3,300	$122,595
United Technologies Corp.	2,800	170,604

		293,199

Apparel Retail 0.24%
Guess? Inc.	2,400	88,896

Apparel, Accessories & Luxury Goods 1.62%
Swatch Group AG	13,000	590,852

Application Software 3.62%
Autonomy Corp. PLC*	41,000	1,067,394
Parametric Technology Corp.*	10,000	138,200
SAP AG	2,300	112,920

		1,318,514

Asset Management & Custody Banks 1.93%
BlackRock Inc.	1,350	292,707
Franklin Resources Inc.	3,200	321,920
T. Rowe Price Group Inc.	1,900	86,830

		701,457

Biotechnology 0.31%
Celgene Corp.*	2,000	111,800

Communications Equipment 1.52%
Tandberg ASA	10,500	251,407
VTech Holdings Ltd.	35,000	301,450

		552,857

Computer Hardware 2.72%
Apple Inc.*	5,350	991,730

Computer Storage & Peripherals 0.27%
STEC Inc.*	3,300	96,987

Construction & Engineering 0.99%
Fluor Corp.	2,100	106,785
Jacobs Engineering Group Inc.*	5,500	252,725

		359,510

Construction & Farm Machinery & Heavy Trucks 0.30%
AGCO Corp.*	4,000	110,520

Data Processing & Outsourced Services 1.17%
Mastercard Inc.	800	161,720
Redecard SA	17,000	262,830

		424,550

Diversified Banks 1.42%
Standard Chartered PLC	21,000	517,516

Diversified Metals & Mining 2.26%
Anglo American PLC*	9,600	305,773
Sterlite Industries India Ltd. – ADR	15,000	239,550
Vale SA – ADR	12,000	277,561

		822,884

Education Services 0.33%
New Oriental Education & Technology Group – ADR*	1,500	120,675

Electronic Manufacturing Services 0.39%
Trimble Navigation Ltd.*	6,000	143,460

Fertilizers & Agricultural Chemicals 0.95%
Fertilizantes Fosfatados SA*	8,500	86,890
Syngenta AG	700	160,832
Yara International ASA	3,100	97,571

		345,293

Footwear 1.88%
NIKE Inc. – Class B	2,375	153,663
Puma AG Rudolf Dassler Sport	1,600	530,438

		684,101

Gold 1.00%
Barrick Gold Corp.	4,000	151,600
Zijin Mining Group Co. Ltd.	215,000	211,115

		362,715

Health Care Equipment 0.32%
Intuitive Surgical Inc.*	450	118,013

Health Care Supplies 1.91%
Alcon Inc.	5,000	693,349

Heavy Electrical Equipment 1.54%
ABB Ltd.*	17,000	341,214
Alstom SA	3,000	218,933

		560,147

Home Entertainment Software 1.43%
Nintendo Co. Ltd.	1,000	256,225
Perfect World Co. Ltd. – ADR*	5,500	264,550

		520,775

Hypermarkets & Super Centers 0.95%
Wal-Mart de Mexico SAB de CV	100,000	346,744

Integrated Oil & Gas 2.39%
Petroleo Brasileiro SA – ADR	3,500	160,650
Sasol Ltd.	2,500	93,983
StatoilHydro ASA	4,000	89,957
Suncor Energy Inc.	15,000	523,981

		868,571

Internet Retail 1.80%
Amazon.com Inc.*	7,000	653,520

Internet Software & Services 6.36%
Baidu.Com Inc. – ADR*	1,500	586,575
eBay Inc.*	23,500	554,835
Google Inc. – Class A*	1,900	942,114
MercadoLibre Inc.*	6,000	230,760

		2,314,284

Investment Banking & Brokerage 0.61%
The Goldman Sachs Group Inc.	1,200	221,220

IT Consulting & Other Services 1.39%
Infosys Technologies Ltd. – ADR	10,400	504,296

Miscellaneous Manufacturers 0.61%
3M Co.	3,000	221,400

Oil & Gas Drilling 2.65%
ENSCO International Inc.	4,100	174,414
Noble Corp.	8,000	303,680
Noble Energy Inc.	3,500	230,860
Transocean Ltd.*	3,000	256,590

		965,544

Oil & Gas Equipment & Services 4.84%
AMEC PLC	27,000	325,785
Cameron International Corp.*	10,000	378,200
Halliburton Company	14,000	379,679
National Oilwell Varco Inc.*	7,500	323,475
Technip SA	4,600	293,827
TGS Nopec Geophysical Co. ASA*	4,024	60,261

		1,761,227

Oil & Gas Exploration & Production 3.00%
Apache Corp.	4,000	367,320
CNOOC Ltd.	200,000	268,901
Nexen Inc.	20,000	454,677

		1,090,898

Pharmaceuticals 0.21%
Novo Nordisk A/S – Class B – ADR	1,200	75,132

Semiconductors 1.52%
Marvell Technology Group Ltd.*	13,000	210,470
Samsung Electronics Co. Ltd. – GDR	1,000	341,000

		551,470

Soft Drinks 0.74%
Coca-Cola Co.	5,000	268,500

Specialized Finance 0.61%
BM&F Bovespa SA		30,000	221,664

Systems Software 0.83%
Check Point Software Technologies*		7,000	198,450
Oracle Corp.		5,000	104,200

			302,650

Wireless Telecommunication Services 1.32%
America Movil SAB de CV – ADR		11,000	482,130

TOTAL COMMON STOCK
(Cost $16,612,695)			$21,379,050

	Bond Rating Moody’s/S&P	Shares	Market Value
PREFERRED STOCK 31.96%
Apartments – REITs 1.01%
BRE Properties Inc.,
Series D, 6.750%	Baa3/BB+	17,900	$367,129

Diversified/Miscellaneous – REITs 0.34%
Vornado Realty Trust:
Series G, 6.675%	Baa3/BBB-	5,000	105,450
Series H, 6.750%	NR/BBB-	900	18,675

			124,125

Health Care – REITs 0.08%
HCP Inc.,
Series F, 7.100%	Ba1/BB+	1,250	27,500

Hotels – REITs 5.07%
AP AIMCAP Corp.,
Series A, 8.250%(2)	NR/NR	212,600	77,068
Host Hotels & Resorts Inc.,
Series E, 8.875%	Ba2/B-	3,950	98,750
LaSalle Hotel Properties,
Series G, 7.250%	NR/NR	83,500	1,670,000

			1,845,818

Industrial – REITs 4.22%
AMB Property Corp.:
Series L, 6.500%	NR/BB+	27,500	560,450
Series O, 7.000%	NR/BB+	25,000	581,250
ProLogis:
Series F, 6.750%	NR/BB	17,500	344,750
Series G, 6.750%	Baa2/BB	2,400	47,280

			1,533,730

Mortgage – Residential – REITs 0.00% (3)
American Home Mortgage Investment Corp.:
Series A, 9.750% (4)*	NR/NR	266,950	534
Series B, 9.250% (4)*	NR/NR	29,700	1,039

			1,573

Net Lease – REITs 3.12%
Entertainment Properties Trust,
Series B, 7.750%	NR/NR	58,648	1,134,839

Office – REITs 0.88%
Alexandria Real Estate Equities Inc.,
Series C, 8.375%	NR/NR	4,750	115,045
Corporate Office Properties Trust:
Series H, 7.500%	NR/NR	5,750	129,893
Series J, 7.625%	NR/NR	2,101	48,323
PS Business Parks Inc.,
Series O, 7.375%	Baa3/BB+	1,250	27,500

			320,761

Office – Suburban – REITs 9.17%
BioMed Realty Trust Inc.,
Series A, 7.375%	NR/NR	65,660	1,460,935
Digital Realty Trust Inc.:
Series A, 8.500%	NR/NR	67,700	1,651,879
Series B, 7.875%	NR/NR	9,400	223,814

			3,336,628

Regional Malls – REITs 1.45%
Taubman Centers Inc.,
Series G, 8.000%	B1/NR	22,198	527,203

Retail – REITs 0.16%
Regency Centers Corp.,
Series C, 7.450%*	Baa3/BB+	2,500	56,750

Self Storage – REITs 1.39%
Public Storage:
Series E, 6.750%	Baa1/BBB	4,195	93,968
Series G, 7.000%	NR/BBB	7,500	177,300
Series I, 7.250%	Baa1/BBB	900	22,689
Series K, 7.250%	Baa1/BBB	884	22,020
Series M, 6.625%	Baa1/BBB	1,250	28,463
Series X, 6.450%	NR/BBB	7,500	160,275

			504,715

Shopping Centers – REITs 5.07%
Kimco Realty Corp.,
Series G, 7.750%	Baa2/BBB-	72,236	1,758,946
Tanger Factory Outlet Centers,
Series C, 7.500%	Ba1/BB+	3,750	86,588

			1,845,534

TOTAL PREFERRED STOCK
(Cost $23,983,833)			$11,626,305

	Bond Rating Moody’s/S&P	Principal Amount	Market Value
COMMERCIAL REAL ESTATE COLLATERALIZED DEBT OBLIGATIONS 1.99%
CW Capital Cobalt II Ltd.:
2006-2A, Class K, 4.004%, 04/26/2016 (2)(5)(6) (7)(8)	Caa1/BB	4,000,000	$173,440
Class P.S., 0.000%, 04/26/2016 (2)(5)(6)(7)(9)	NR/NR	3,500,000	184,450
Lenox Street, Ltd., Series 2007-1A
Class SN, 0.000%, 06/04/2017 (2)(5)(6)(7)(9)	NR/NR	1,000,000	0
Sorin Real Estate CDO II Ltd., Series 2005-2A,
Class H, 4.588%, 01/04/2016 (2)(5)(6)(7)(8)	Caa2/BB	7,500,000	343,125

Vertical CRE CDO Ltd.:
2006-CR1A, Class G, 4.505%, 04/22/2013 (2)(5)(6)(7)(8)	NR/BB+	6,500,000	4,680
Class P.S., 0.000%, 04/22/2013 (2)(5)(6)(7)(9)	NR/NR	1,800,000	18,000

TOTAL COMMERCIAL REAL ESTATE COLLATERALIZED DEBT OBLIGATIONS
(Cost $24,264,674)			$723,695

COLLATERALIZED LOAN OBLIGATIONS 2.92%
Babson CLO, Ltd.,
2005-3A, 0.000%, 11/11/2019 (2)(5)(6)(7)(9)	NR/NR	13,000,000	$520,000
Fraser Sullivan, CLO Ltd.,
2006-1A, 5.976%, 03/15/2017 (2)(5)(6)(7)(9)	NR/NR	3,400,000	544,000

TOTAL COLLATERALIZED LOAN OBLIGATIONS
(Cost $16,400,000)			$1,064,000

COMMERCIAL MORTGAGE-BACKED SECURITIES 0.32%
JP Morgan Chase, Series 2005-LDP2
Class M, 4.509%, 06/15/2016 (2)(5)(6)(7)(8)	Ba3/B+	1,597,000	$96,912
Wachovia Bank, Series 2005-C18,
Class M, 4.702%, 05/19/2015 (2)(5)(7)	B1/B-	248,100	19,580

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $1,470,741)			$116,492

MONEY MARKET FUNDS 2.89%
AIM STIT Treasury Portfolio, 7-Day Yield 0.050%		1,050,415	$1,050,415

TOTAL MONEY MARKET FUNDS
(Cost $1,050,415)			$1,050,415

TOTAL INVESTMENTS 98.84%
(Cost $83,782,358)			$35,959,957
OTHER ASSETS LESS LIABILITIES 1.16%			423,793

NET ASSETS 100.00%			$36,383,750

ADR – American Depository Receipts

GDR – Global Depository Receipts

Footnotes to DCA Statement of Investments:

*	Non-income producing security.

(1)	Prior to March 16, 2009, the DCA Total Return Fund was known as the Dividend Capital Realty Income Allocation Fund.

(2)	This security is considered illiquid by the Adviser.

(3)	Less than 0.005% of net assets.

(4)	Security in default.

(5)

This security was purchased pursuant to the terms of a private placement memorandum and is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Rule 144A of the Securities Act. This security may only be sold in transactions exempt from registration under the Securities Act, which most commonly involves a sale to “qualified institutional buyers” under Rule 144A. As of September 30, 2009 the value of these securities amount to $1,904,187 or 5.23% of total net assets.

(6)	This security has been valued at fair value determined in good faith by or under the direction of the Fund’s Board of Trustees.

(7)

The expected maturity date of this security listed herein is earlier than/later than the legal maturity date of the security due to the expected acceleration/deceleration of the schedule of principal payments by the issuer.

(8)	The coupon rate shown on floating or adjustable rate securities represents the current effective rate at September 30, 2009.

(9)

This security represents a junior tranche whereby the holder is entitled to all residual interest, if any, which can vary. The rate listed represents the most recent interest payment received, annualized divided by cost.

NOTES TO QUARTERLY STATEMENT OF INVESTMENTS

September 30, 2009 (Unaudited)

DCA Total Return Fund

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

DCA Total Return Fund (the “Fund”), formerly Dividend Capital Realty Income Allocation Fund, is registered as a closed-end management investment company that was organized under the laws of the state of Delaware by a Certificate of Trust dated December 3, 2004 and amended February 23, 2005 and March 16, 2009. The Fund’s primary investment objective is total return.

Initial capitalization for the Fund was provided by Dividend Capital Investments LLC (the “Adviser”) as follows:

Organization Date	December 3, 2004
Initial Capitalization Date	February 15, 2005
Amount of Initial Capitalization	$100,068
Common Shares Issued at Capitalization	7,010
Common Shares Authorized	Unlimited
Public Offering Date	February 24, 2005

Security Valuation:

Pricing Procedures All securities of the Funds are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. (Eastern Standard Time), on each day that the NYSE is open.

Securities traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”). Domestic exchange-listed securities and non-NASDAQ equity securities not traded on a listed exchange are valued at the last sale price as of the close of the NYSE. In the absence of trading or an NOCP, such securities are valued at the mean of the bid and asked prices. In the event exchange quotations are not available for exchange traded securities, the Funds will obtain at least one price from an independent broker/dealer.

U.S. government and agency securities having a maturity of more than 60 days are valued at the mean between the bid and asked prices. Fixed income securities having a maturity of less than 60 days are valued at amortized cost, which approximates fair value. Other debt securities are valued at the price provided by an independent pricing service or, if such a price is not available, at the value provided by at least one quotation obtained from a broker/dealer. Securities issued by private funds are priced at the value most recently provided by the private fund or at the bid provided by a broker/dealer.

Foreign exchange traded securities are valued at the last sale price at the close of the exchange on which the security is primarily traded (except in certain countries where market maker prices are used). In the absence of trading, such securities are valued at the mean between the last reported bid and asked prices or the last sale price. Fixed income securities where market quotations are not readily available are valued at fair value.

Exchange traded options, warrants and rights are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. For non-exchange traded options and exchange traded options, warrants and rights for which no sales are reported, the mean between the bid and asked prices is used. For exchange traded options, warrants and rights and foreign exchange traded equity securities in which the markets are not closed at the time that the Fund prices its securities, snapshot prices provided by individual pricing services are used.

The price for futures contracts are the daily quoted settlement prices. Single security total return swaps in which the referenced security is traded on an exchange are valued at the last sale price at the time of close of the NYSE. In the absence of trading of a referenced security, the mean between the closing bid and asked prices will be used.

Security Valuation (continued):

Fair Valuation: If the price of a security is unavailable in accordance with the Fund’s pricing procedures, or the price of a security is suspect, e.g., due to the occurrence of a significant event (as defined below), the security may be valued at its fair value determined pursuant to procedures adopted by the Board. For this purpose, fair value is the price that the Fund reasonably expects to receive on a current sale of the security. As of September 30, 2009, securities which have been fair valued represented 5.2% of the Fund’s net assets.

The following factors, among other relevant factors, may be considered when determining the fair value of a security: (1) fundamental analytical data; (2) forces which influence the market in which the security is sold, including the liquidity and depth of the market; (3) type of security and the cost at date of purchase; (4) most recent quotation received from a broker; (5) transactions or offers with respect to the security; (6) price, yield and the extent of public or private trading in similar securities of the issuer or comparable companies; (7) price and extent of public trading of the security of foreign exchanges; (8) information on world financial markets and comparable financial products; (9) size of the Funds’ holdings; (10) financial statements of the issuer; (11) analyst reports; (12) merger proposals or tender offers; (13) value of other financial instruments, including derivative securities, traded on other markets or among dealers; (14) trading volumes on markets, exchanges or among dealers; (15) values of baskets of securities traded on other markets, exchanges or among dealers; (16) change in interest rates; (17) observations from financial institutions; (18) government (domestic or foreign) actions or pronouncements; (19) in the case of restricted securities, discount from market value of unrestricted securities of the same class at time of purchase, existence and anticipated time frame of any undertaking to register the security and the size of the holding in relation to any unrestricted outstanding shares; (20) in the case of foreign securities, the country’s or geographic region’s political and economic environment, nature of any significant events, American Depository Receipt trading, exchange-traded fund trading and foreign currency exchange activity; (21) in the case of interests in private funds, the absence of transaction activity in interests in the private fund, extraordinary restrictions on redemptions, whether the private fund’s valuation procedures provide for valuation of underlying securities at market value or fair value, actual knowledge of the value of underlying portfolio holdings, review of audited financial statements and ongoing due diligence and monitoring; and (22) in the case of emergencies or other unusual situations, the nature and duration of the event, forces influencing the operation of the financial markets, likelihood of recurrence of the event, and whether the effects of the event are isolated or affect entire markets, countries or regions.

The Fund follows the provisions of Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“ASC 820”). ASC 820 established a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Quoted prices in active markets for identical investments

Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Security Valuation (continued):

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2009.

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stock	$21,379,050	$—	$—	$21,379,050
Preferred Stock	11,547,664	78,641	—	11,626,305
Industry:
Hotels – REITs		77,068
Mortgage – Residential – REITs		1,573
Commercial Real Estate Collateralized Debt Obligations	—	723,695	—	723,695
Collateralized Loan Obligations	—	1,064,000	—	1,064,000
Commercial Mortgage-Backed Securities	—	116,492	—	116,492
Money Market Funds	1,050,415	—	—	1,050,415

TOTAL	$33,977,129	$1,982,828	$—	$35,959,957

For the nine months ended September 30, 2009, the Fund did not have significant unobservable inputs (Level 3) used in determining fair value. Thus, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Significant Events: An event is significant if it causes the price for a security determined at the normal time for pricing that security to no longer reflect fair value at the time that the Fund determines its net asset value. A significant event is material (a “Material Significant Event”) if a fair valuation for the security would impact the Fund’s net asset value by more than one-half of one percent (0.5%). If a Material Significant Event has occurred, the Adviser will call a meeting of the Valuation Committee to determine a fair value for the security in accordance with the Fund’s Fair Valuation Procedures.

Risk of Concentration:

Because the Fund’s investments are concentrated in the real estate industry, the value of the Funds may be subject to greater volatility than a fund with a portfolio that is less concentrated in a single industry. If the securities of real estate companies as a group fall out of favor with the investors, the Funds could underperform funds that have greater industry diversification.

Security Credit Risk:

The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, market fluctuations and loss of income and principle, and may be more sensitive to economic conditions than lower-yielding, higher-rated securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of September 30, 2009, securities with an aggregate market value of $1,573, representing less than 0.005% of DCA’s net assets, were in default.

Foreign Securities:

The Fund may invest without limit in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rate of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

Repurchase Agreements:

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payments for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

As of September 30, 2009 the Fund had no outstanding repurchase contracts.

Securities Transactions and Investment Income:

Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Dividend income from REIT securities may include return of capital. Upon notification from the issuer, the amount of the return of capital is reclassified to adjust dividend income, reduce the cost basis and/or adjust realized gain. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the specific identification method for both financial reporting and income tax purposes.

Investments with Off Balance Sheet Risk:

The Fund may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument as reflected in the Fund’s Statements of Assets and Liabilities.

In addition, the use of total return swaps could adversely affect the character (capital gain vs. ordinary income) of the income recognized by the Fund for U.S. federal income tax purposes, as well as the timing of such income recognition, as compared to a direct investment in the underlying security, and could result in the Fund’s recognition of income prior to the receipt of the corresponding cash. In some market scenarios, the Fund may recognize income and never receive the corresponding cash. This outcome could result in the Fund having to sell assets in order to fund distributions, and in the investor having to pay higher income taxes than would have been the case with a more traditional investment strategy.

2. UNREALIZED APPRECIATION/(DEPRECIATION)

At September 30, 2009 the cost of investments and net unrealized depreciation for federal income tax purposes were as follows:

Aggregate tax cost	$81,132,291
Gross unrealized appreciation	7,639,198
Gross unrealized depreciation	(52,811,532)

Net unrealized appreciation/(depreciation)	$(45,172,334)

3. ILLIQUID AND/OR RESTRICTED SECURITIES

As September 30, 2009, investments in securities included issues that are restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be revalued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market. At September 30, 2009, the Fund had investments in illiquid and/or restricted securities totaling $1,981,255, which represents 5.4% of net assets.

The Fund may invest, without limit, in illiquid securities.

4. RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In June 2009, the Financial Accounting Standards Board (FASB) issued FASB ASC 105 (formerly FASB Statement 168), Generally Accepted Accounting Principles, establishing the FASB Accounting Standards CodificationTM (ASC) as the source of authoritative generally accepted accounting principles (GAAP) to be applied by nongovernmental entities. FASB ASC 105 is effective for annual and interim periods ending after September 15, 2009, and the Fund has updated its references to GAAP in this report in accordance with the provisions of this pronouncement. The implementation of FASB ASC 105 did not have a material effect on its financial position or results of operation.

In April 2009, the FASB issued FASB ASC 820-10-65 (formerly FASB Staff Position No. FAS 157-4), Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly. This standard applies to all assets and liabilities within the scope of accounting pronouncements that require or permit fair value measurements, with certain defined exceptions, and provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased. ASC 820-10-65 is effective for interim reporting periods ending after June 15, 2009. The implementation of ASC 820-10-65 did not have a material effect on the Fund’s financial position or results of operation.

5. AMENDMENT TO DECLARATION OF TRUST

On March 16, 2009, the DCA Total Return Fund and DCW Total Return Fund (the “Funds”) held an annual shareholders meeting (the “Annual Meeting”) at which each Fund’s shareholders approved an amendment (“Amendment”) to the Declaration of Trust (“Declaration”) to restrict certain acquisitions and dispositions of each Fund’s shares. The restrictions on acquisitions and dispositions of the Funds’ shares contained in the Amendment are intended to preserve the benefit of each Fund’s capital loss carryforwards and certain other tax attributes for tax purposes.

The Amendment is designed to prevent an ownership change (an “Ownership Change”), as defined in the Internal Revenue Code of 1986, as amended (the “Code”). Section 382 of the Code imposes significant limitations on the ability of an entity classified as a corporation to use its capital loss carryforwards to offset income in circumstances where such entity has experienced an Ownership Change and may also limit such an entity’s ability to use any built-in losses recognized within five years of any Ownership Change. Generally, there is an Ownership Change if, at any time, one or more 5% shareholders (as defined in the Code) have experienced aggregate increases in their ownership of a Fund of more than 50 percentage points looking back over the relevant testing period (generally, a trailing three-year period), which can occur as a result of acquisitions that create 5% shareholders of the Fund or increase the ownership in the Fund of 5% shareholders of the Fund.

The Amendment generally prohibits any attempt to purchase or acquire in any manner whatsoever the Fund’s shares or any option, warrant or other right to purchase or acquire shares, or any convertible securities ( the “Shares”), if as a result of such purchase or acquisition of such Shares, any person or group becomes a greater than 4.99% shareholder (as defined in the Code), which generally includes a person or group that beneficially owns 4.99% or more of the market value of the total outstanding shares, or the percentage of the Funds’ shares owned by a 4.99% shareholder (as defined in the Code) would be increased. As a result of these restrictions, certain transfers of shares by existing 4.99% shareholders are prohibited. Any attempted transfer in violation of the foregoing restrictions will be void ab initio unless the transferor or transferee obtains the written approval of the Board of Trustees, which it may grant or deny in its sole and absolute discretion. The purported transferee will not be entitled to any rights of shareholders of such Fund with respect to the shares that are the subject of the prohibited transfer, including the right to vote such shares and to receive dividends or distributions, whether liquidating or otherwise, in respect of such shares.

If the Board of Trustees determines that a transfer would be prohibited, then, upon a Fund’s written demand, the purported transferee will transfer the shares that are the subject of the prohibited transfer, or cause such shares to be transferred, to the applicable Fund, which shall be deemed an agent for the limited purpose of consummating a sale of the share to a person who is not a 4.99% shareholder. The proceeds of the sale of any such shares will be applied first to the applicable Fund acting in its role as the agent for the sale of the prohibited shares, second, to the extent of any remaining proceeds, to reimburse the intended transferee for any payments made to the transferor by such intended transferee for such shares, and the remainder, if any, to the original transferor.

Item 2 – Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3 – Exhibits.

Separate certifications for the registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DCA Total Return Fund

By:	/s/ Jeffrey W. Taylor
Jeffrey W. Taylor
President (Principal Executive Officer)
Date: November 24, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

DCA Total Return Fund

By:	/s/ Francis Gaffney
Francis Gaffney
Treasurer (Principal Financial Officer)
Date: November 24, 2009